Exhibit 99.1

AGREEMENT

AGREEMENT dated this th day of February, 2007, by and among by and among Sinoenergy Corporation, a Nevada corporation (the “Company”), the investors (the “Investors”) named in Schedule A to a certain Securities Purchase Agreement dated June 2, 2006 as amended by an amendment dated July 6, 2006, which agreement, as so amended, is referred to as the “Purchase Agreement,” and Skywide Capital Management Limited, a British Virgin Islands corporation (“Skywide” and, together with the Company and the Investors, the “Parties” and each, a “Party”).

WITNESSETH:

WHEREAS, the Investors are the holders of shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $.001 per share; and

WHEREAS, the certificate of designation for the Series A Preferred Stock and the Warrants have provisions which could result in an adjustment in the conversion rate of the Series A Preferred Stock and the exercise price of the Warrants if certain earnings targets are not met; and

WHEREAS, Skywide is a principal stockholder of the Company;

WHEREFORE, the parties do hereby agree as follows:

1. Each Investor severally represents and warrants that he or it has not transferred, granted an option or security interest in, entered into an agreement to transfer or otherwise encumbered any shares of Series A Preferred Stock or Warrants acquired by such Investor from the Company pursuant to the Purchase Agreement and that such Investor has the right to enter into this Agreement.

2. Each Investor, by executing this Agreement, consents to the adoption of the following resolution:

“RESOLVED, that the certificate of designation for the Series A Convertible Preferred Stock of Sinoenergy Corporation be amended by deletion of Section 7(c) of said certificate of designation and that the officers of this Corporation be authorized to file either an amendment to such certificate of designation or a restated certificate of designation reflecting such change.”

3. Each Investor, by executing this Agreement, agrees that each Warrant owned by such Investor is hereby amended by deleting Section 7(e) in its entirety. Each Investor shall promptly affix to each warrant the following legend: “THIS WARRANT HAS BEEN AMENDED BY THE DELETION OF SECTION 7(e) IN ITS ENTIRETY.”

4. In consideration of the agreement of the Investors pursuant to Sections 2 and 3 of this Agreement, within ten (10) business days from the execution of this Agreement, Skywide will place 1,000,000 shares of Common Stock into escrow with Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”), to be held as provided in this Agreement. These shares are referred to as the Escrow Shares. Of the Escrow Shares, 500,000 are referred to as the “2006 Shares,” and the remaining 500,000 Escrow Shares are referred to as the “2007 Shares.”

5. Skywide hereby instructs the Escrow Agent to transfer to the Company, for no consideration, some or all of the 2006 Shares and the 2007 Shares, in accordance with the following provisions:

(a) If the Company’s consolidated Pre-Tax Income, as defined in the Purchase Agreement, for the year ended December 31, 2006 is less than $.212 per share on a fully-diluted basis, determined as provided in the Purchase Agreement, then Skywide shall deliver to the Company for cancellation, such percentage of the 2006 Shares as the equals the shortfall from the $.212 per share target price, on a percentage basis. Thus, if Pre-Tax Income for the year ended December 31, 2006 is $.1272 per share on a fully-diluted basis, representing a 40% shortfall, the Escrow Agent shall deliver to the Company for cancellation 40% of the 2006 Shares (i.e., 200,000 shares) and the remaining 2006 Shares (i.e., 300,000 shares) shall be returned to Skywide.

(b) If the Company’s consolidated Pre-Tax Income for the year ended December 31, 2007 is less than $.353 per share on a fully-diluted basis, then Skywide shall deliver to the Company for cancellation, such percentage of the 2007 Shares as the equals the shortfall from the $.353 per share target price, on a percentage basis. Thus, if Pre-Tax Income for the year ended December 31, 2007 is $.2118 per share on a fully-diluted basis, representing a 40% shortfall, the Escrow Agent shall deliver to the Company for cancellation 40% of the 2007 Shares (i.e., 200,000 shares) from Skywide and the remaining 2007 Shares (i.e., 300,000 shares) shall be returned to Skywide.

6. Skywide shall deliver certificates for the Escrow Shares to the Escrow Agent accompanied by two undated stock powers with signature medallion guaranteed and a resolution authorizing the transfer signed by an officer of the transferring company. If the certificates delivered to the Escrow Agent represent more shares than the Escrow Shares, the Escrow Agent shall send the stock certificates to Company’s transfer agent with instructions to exchange the certificates for two certificates for 500,000 shares each and one certificate for the remaining shares. Skywide shall also deliver a resolution authorizing the potential transfer pursuant to this Agreement.

7. Until such time as any of the Escrow Shares are to be delivered to the Company, Skywide shall have full voting rights with respect to such Escrow Shares and the right to receive any and all cash distributions or dividends. Any distributions or dividends payable in shares of Common Stock in respect of the Escrow Shares shall be treated in the same manner as the Escrow Shares with respect to which they are issued.

8. The following provisions shall apply for each of 2006 and 2007.

(a) Within 15 business days after the Company files its Form 10-KSB for each of 2006 and 2007 with the Securities and Exchange Commission, the Company will send (i) to each of the Parties, a computation setting forth the consolidated Pre-Tax Income per Share on a fully-diluted basis for such year, the method of making such computation and a statement setting forth the number of 2006 Shares or 2007 Shares, as the case may be, if any, to be returned to the Company and (ii) to the Escrow Agent, a letter setting forth the number of 2006 Shares or 2007 Shares, if any, to be returned to the Company.

(b) The Escrow Agent will send, by PDF, a copy of the letter from received from the Company pursuant to Section 8(a) of this Agreement, to the Parties, by e-mail to the e-mail addresses set forth on the signature page of this Agreement.

(c) If the Escrow Agent does not receive notice from any Party disputing the instructions from the Company which were delivered pursuant to Section 8(b) of this Agreement within fifteen (15) business days after the date on which it gave notice pursuant to said Section 8(b), or if the Escrow Agent receives notice from all of the Parties accepting the disposition set forth in the notice, the Escrow Agent shall deliver the 2006 Shares or the 2007 Shares, as the case may be, in accordance with such notice.

(d) If the Escrow Agent shall receive a conflicting instructions as to the delivery of any or all of the 2006 Shares or 2007 Shares or in the event that the Escrow Agent shall be uncertain as to its obligations with respect to the 2006 Shares or the 2007 Shares, or shall receive instructions, claims or demands from the Parties which, in the Escrow Agent’s opinion, are in conflict with each other or with any of the provisions of this Agreement, the Escrow Agent shall refrain from taking any action other than to keep safely all Escrow Shares then held by it until the Escrow Agent shall have received joint written instructions from all of the Parties as to the disposition of the 2006 Shares and/or the 2007 Shares or until the Escrow Agent is directed by a final judgment of a court of competent jurisdiction final beyond right of review. In addition, in such circumstances, the Escrow Agent may deposit the 2006 Shares and/or the 2007 Shares into any court of competent jurisdiction, there to abide a decision of the court. In this connection, each of the Parties consents to the exclusive jurisdiction of the federal and state courts located in the City, County and State of New York.

(e) The obligations of the Escrow Agreement pursuant to this Agreement shall terminate upon a distribution of all of the Escrow Shares pursuant to Section 8 (c) or 8(d) of this Agreement.

9. The following provisions shall relate to the duties and obligations of the Escrow Agent.

(a) The Parties shall jointly and severally (i) reimburse the Escrow Agent for all reasonable expenses incurred by the Escrow Agent in connection with its duties hereunder and (ii) indemnify and hold harmless the Escrow Agent against any and all losses, claims, liabilities, costs, payments and expenses, including reasonable legal fees for counsel who may be selected by the Escrow Agent, which may be imposed upon or incurred by the Escrow Agent hereunder, except as a result of the gross negligence or will-ful misconduct of the Escrow Agent.

(b) The Escrow Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The Escrow Agent shall have no liability under, or duty to inquire into the terms and provisions of, any agreement between the parties, or as to any computation as to the determination of the number, if any, of Escrow Shares to be delivered to the Company.

(c) No person, firm or corporation will be recognized by the Escrow Agent as a successor or assignee of any Party until there shall be presented to the Escrow Agent evidence satisfactory to it of such succession or assignment.

(d) The Escrow Agent may rely upon any instrument in writing believed in good faith by it to be genuine and sufficient and properly presented and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof. The Escrow Agent shall not be liable or responsible for any act it may do or omit to do in connection with the performance of its duties as Escrow Agent, except for its gross negligence or willful miscon-duct. The Escrow Agent may consult with counsel, including partners or associates of and attorneys who are of counsel to the Escrow Agent, and shall be fully protected with respect to any action taken or omitted by it in good faith on written advice of counsel.

(e) The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the other Parties hereto, at their addresses set forth below, at least twenty (20) business days prior to the date specified for such resignation to take effect. If the Escrow Agent shall resign, and upon the effective date of the resignation of the Escrow Agent, all property then held by the Escrow Agent pursuant to this Escrow Agreement shall be delivered by the Escrow Agent to such person as may be designated in writing by the joint instructions of the Parties, whereupon all such Escrow Agent’s obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all of the Escrow Agent’s obligations hereunder shall, nevertheless, cease and terminate. The Escrow Agent’s sole responsibility thereafter shall be to keep safely all property then held by the Escrow Agent and to deliver the same to a person jointly designated by the Parties or, if the Parties shall have failed to designate a successor escrow agent, the Escrow Agent may deposit the Escrow Shares into a court of competent jurisdiction as provided in Section 8(d) of this Agreement.

10. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all prior or contemporaneous written or oral agreements, promises, representations, understandings, letters of intent and negotiations, between the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement or a waiver and is signed by all of the Parties, or, in the case of waiver, by the Party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the Parties that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other rights.

11. This Agreement and the rights of the Parties shall be construed and enforced in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such state and without regard to principles of conflicts of law. Each party irrevocably (a) consents to the jurisdiction of the federal and state courts situated in New York County, New York in any action that may be brought pursuant to this Agreement, and (b) submits to and accepts, with respect to its properties and assets, generally and unconditionally, the in personam jurisdiction of the aforesaid courts, waiving any defense that such court is not a convenient forum. In any such litigation to the extent permitted by applicable law, each party waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made either (i) in the manner for giving of notices provided in Section 10(c) of this Agreement (other than by telecopier) or (ii) in any other manner permitted by law.

12. All notices, requests or other communications required or permitted to be given under this Agreement to any party shall be in writing and shall be deemed to have been sufficiently given when delivered by personal service or sent by registered mail, overnight courier services with provided evidence of delivery or attempted delivery, or facsimile or e-mail, to the recipient addressed to the parties at their respective addresses set forth on the signature page of this Agreement to the attention to the person who executed this Agreement on behalf of the party. Either party may, be like notice, change the address or telecopy number or e-mail or the person to whom notice is to be given. Notice shall be deemed given when received or when attempted delivery is made, provided that notice by telecopier shall be deemed given when receipt is acknowledged by the recipient.

13. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

14. If any provision of this Agreement or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Agreement or the application of such provision to persons, entities or circumstances other than those as to which it is held invalid, shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

15. This Agreement shall not be construed more strongly against any Party regardless of who is responsible for its preparation. The Parties acknowledge each contributed and is equally responsible for its preparation. In resolving any dispute regarding, or construing any provision in, this Agreement, there shall be no presumption made or inference drawn because of the drafting history of the Agreement, or because of the inclusion of a provision not contained in a prior draft or the deletion or modification of a provision contained in a prior draft.

16. The Parties understand that the Escrow Agent is counsel for the Company and, in any dispute arising under this Agreement, may represent the Company.

[Signatures on following page]

IN WITNESS WHEREOF, the Investors and the Company have executed this Agreement as of the date first written above.

Signature		Address, Telecopier and e-mail

SINOENERGY CORPORATION		5149 Country Hill Blvd. NW Unit 234 Calgary AB Canada T3A 5K8
By:	/s/ Bo Huang
	Bo Huang, Chief Executive Officer	E-mail: qdzyty@163.com and labywu@gmail.com

BARRON PARTNERS LP By: Barron Capital Advisors, LLC, its General Partner		730 Fifth Avenue; 25th floor New York, New York 10019 Fax: 212 359-0222
By:	/s/Andrew Barron Worden
	Andrew Barron Worden, President	e-mail: abw@barronpartners.com

JCAR Funds Ltd.

By:	/s/ Jon R. Carnes
	Jon R.Carnes, CEO	E-mail: jcarnes@consulteos.com

/s/ Steve Marzur
	Steve Mazur	E-mail: SMazur@crtllc.com

/s/ Ray Rivers
	Ray Rivers	E-mail: RRivers@crtllc.com

IRA FBO John P. O’Shea, Pershing LLC, as Custodian		100 Wall Street, 7th floor New York, New York 10005

By:	/s/ John P. O’Shea
	John P. O’Shea	E-mail: joshea@westminstersecurities.com

SKYWIDE CAPITAL MANAGEMENT LIMITED		5149 Country Hill Blvd. NW Unit 234 Calgary AB Canada T3A 5K8
By:	/s/ Tianzhou Deng
	Tianzhou Deng, Chairman	E-mail: dengtz88@163.com

The undersigned agrees to serve as Escrow Agreement pursuant to the foregoing agreement.

SICHENZIA ROSS FRIEDMAN FERENCE LLP		61 Broadway New York, New York 10005 Fax: (212) 930-9725
By:	/s/ Asher S. Levitsky PC
	Asher S. Levitsky, PC, of counsel	E-mail: alevitsky@srff.com